UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2015

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA		91320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 8, 2015, the Ceres, Inc. (the “Company”) filed an Amendment to the Company's Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a one-for-eight reverse stock split of the Company's common stock (the “Reverse Stock Split”). The Certificate of Amendment provides that the Reverse Stock Split became effective as of 4:30 p.m., Eastern Time, on April 8, 2015 (the “Effective Time”), at which time every eight shares of the Company's issued and outstanding common stock were automatically combined into one issued and outstanding share of the Company's common stock, without any change in the par value per share. The number of authorized, but unissued, shares is not affected. No fractional shares will be issued following the reverse split. The Company’s transfer agent, American Stock Transfer and Trust Company (AST), will aggregate all fractional shares and sell them as soon as practicable at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent’s completion of such sale, and upon receipt of transmittal instructions by the stockholder, stockholders will receive a cash payment from AST in an amount equal to their respective pro rata share of the total net proceeds of such sales.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Trading of the Company's common stock will continue on the NASDAQ Capital Market on a Reverse Stock Split-adjusted basis. The new CUSIP number for the Company's common stock following the Reverse Stock Split is 156773400.

A copy of the press release announcing the Reverse Stock Split is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1 99.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Ceres, Inc. Press release dated April 8, 2015 announcing the Reverse Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: April 8, 2015	By:	/s/ Paul Kuc
Name: Paul Kuc
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1 99.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Ceres, Inc. Press release dated April 8, 2015 announcing the Reverse Stock Split